April 2016 NASDAQ: WHLR Exhibit 99.1

SAFE HARBOR Wheeler Real Estate Investment Trust, Inc. (the ”Company”) considers portions of the information in this presentation to be forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended (the “Exchange Act”), with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward‐looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward‐looking statements. Specifically, the Company’s statements regarding the anticipated implementation of the Company’s growth and acquisition strategy and the future generation of value to the Company from the acquisition of service orientated retail properties in secondary and tertiary markets; the closing of the A-C Portfolio; the expected third party fees to be earned in the second half of 2016; and the approximate $2.1 million short of dividend coverage are forward-looking statements. There are a number of important factors that could cause results to differ materially from those indicated by such forward‐looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; the Company’s ability to renew or enter into new leases at favorable rates; to buy or sell assets on commercially reasonable terms; to complete acquisitions or dispositions of assets under contract, to secure equity or debt financing on commercially acceptable terms or at all; to enter into definitive agreements with regard to financing and joint venture arrangements or the Company’s failure to satisfy conditions to the completion of these arrangements. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward‐looking statements, please refer to “Risk Factors” listed in the our filings filed with the Securities and Exchange Commission, pursuant to the Exchange Act, which are available at www.sec.gov. Readers are cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance on them. In formulating the forward looking statements contained in this presentation, it has been assumed that business and economic conditions affecting Wheeler will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of preparation, may prove to be incorrect.

COMPANY OVERVIEW Wheeler is an internally-managed REIT focused on acquiring well-located, necessity-based retail properties In November 2012, the Company listed on the Nasdaq exchange with eight assets and a market cap of $13.8 million. Targets grocery-anchored shopping centers in secondary and tertiary markets with strong demographics Acquires properties at attractive yields and significant discount to replacement cost Current portfolio of 53 properties with approximately 3.2 million square feet of Gross Leasable Area 42 shopping center/retail properties, 9 undeveloped land parcels, 1 redevelopment property and 1 self-occupied office building Approximately 90% of centers are anchored or shadow-anchored by a grocery store Dedicated management team with strong track record of acquiring and selling retail properties through multiple phases of the investment cycle Predecessor firm achieved an average IRR of approximately 28% on 11 dispositions Wheeler Real Estate Investment Trust Exchange: Nasdaq Ticker: WHLR Market Cap(1): $78.7 million Stock Price(1): $1.19 Common Stock Outstanding: 66.2 million Annualized Dividend: $0. 21 As of 3/30/2016 Butler Square

INVESTMENT HIGHLIGHTS 4 Industry leading occupancy rate of approximately 94.2%, as of December 31, 2015. National and Regional merchants represent majority of Wheeler’s tenants Diversified geography and tenant base Wheeler properties serve the essential day-to-day shopping needs of the surrounding communities Majority of tenants provide non-cyclical consumer goods and services that are less impacted by fluctuations in the economy and E-commerce High Quality Existing Portfolio Secondary and Tertiary markets have limited competition from institutional buyers and low levels of new construction Target markets experiencing selling pressure from generational transition, larger REITs shifting to core markets and expiring CMBS debt Necessity-Based Retail Ability to scale platform as the Company grows results in improved profitability Create value through intensive leasing and property expense management Deep retailer relationships provide unique market knowledge Third-party property management and development fees create additional revenue stream Attractive Niche Market Opportunity Internally-Managed, Scalable Platform Continues to lower expense structure through improved operating efficiency Current AFFO run rate for Q1 AFFO of $0.11 to $0.12 per diluted share A number of initiatives in place to rapidly move toward covering the dividend* Improving Capital Position Upon close of the agreement with AC-Development and inclusion of identified third party fees that are expected to be earned in the second half of 2016, the Company is approximately $2.1 million short of dividend coverage, which assumes flat occupancy levels, renewal spreads, and interest rates, minimal identified third party fees, and no further acquisitions or capital raises.

Wilkes Graham Chief Financial Officer Over 16 years experience in the real estate and financial services industries Previously served as Director of Research and as a Senior Sell-Side Equity Research Analyst at Compass Point Research & Trading, LLC As a Real Estate Analyst, he has forecasted earnings and predicted the stock performance for over 30 publicly traded REITs, real estate operating companies and homebuilders and conducted due diligence on over 35 real estate related capital market transactions Jon S. Wheeler Chairman and CEO Over 34 years of experience in the real estate industry In 1999, founded Wheeler Interests, LLC (“Wheeler Interests”), a company which we consider our predecessor firm Has overseen the acquisition of 50 properties since going public in 2012 WHLR’s executive officers, together with the management teams of its service companies, have an aggregate of over 150 years of experience in the real estate industry. EXPERIENCED Management Team Steven M. Belote Chief Operations Officer Wheeler’s Chief Financial Officer 2011- 2016 Prior to joining Wheeler, worked at Shore Bank, as their CFO, playing a significant role in IPO during 1997 Previous experience also includes seven years at BDO Seidman, LLP, a large international public accounting and consulting firm Dave Kelly SVP, Director of Acquisitions Over 25 years of experience in the real estate industry Previously served 13 years as Director of Real Estate for Supervalu, Inc., a Fortune 100 supermarket retailer Focused on site selection and acquisition for Supervalu from New England to the Carolinas completing transactions totaling over $500 million

STABLE PORTFOLIO FOCUSED ON NECESSITY-BASED SHOPPING Predominantly Grocery-Anchored Portfolio2 Strong Grocer Rent to Sales3 79% of grocery store GLA with a rent/sales ratio below 3% Company believes necessity-based shopping centers are resistant to economic downturns. In our view, Necessity = Stability The average consumer in the US makes a trip to a grocery store 2.2 times per week1 During 2009-2014, US grocer sales increased 24%, demonstrating strength of the traditional grocery store1 Strong National and Regional Tenants 73% of Wheeler's GLA is occupied by national & regional tenants Source: Food Marketing Institute. Based on percentage of GLA with a grocery store included in the shopping center or as a shadow-anchor as of December 31, 2015. Based on 2014 sales from 19 grocers who report sales to us in our current portfolio.

SOLID TENANTS FOCUSED ON NECESSITY-BASED RETAIL Majority of Wheeler’s anchor and junior anchor tenants focus on ‘necessity-based’ products or services that are less likely to be impacted by E-commerce business and fluctuations in the economy From 2012-2013, Wheeler’s anchor and junior anchor tenants reported a 2.3% increase in sales per square foot In 2014, Wheeler’s anchor and junior anchor tenants reported a 4.1% increase in sales per square foot * Source: Bloomberg *

TENANT OVERVIEW Top 10 Tenants1 Top tenants represent approximately 41% of portfolio Focus on tenants that create consistent consumer demand offering items such as food, postal, dry-cleaning, health services and discount merchandise Minimal exposure to E-Commerce industry As of 12/31/2015 Diversified Merchandise Mix1 Type GLA % of GLA Grocery 392,898 12.47% Grocery 325,576 10.33% Grocery 114,298 3.63% Grocery 84,938 2.70% Retail 83,552 2.65% Retail 67,626 2.15% Grocery 58,473 1.86% Retail 56,343 1.79% Retail 51,974 1.65% Retail 51,275 1.63% Total 1,286,953 40.86%

LEASE EXPIRATION SCHEDULE1 Approximately 80% of total leased square footage expiring in 2018 or beyond Weighted average remaining lease term of 3.9 years Weighted average remaining lease term for grocery anchor tenants is 4.4 years As of 12/31/2015

STRONG LEASING TRENDS Wheeler has maintained stable occupancy rates – average of 94.8% since the Company’s IPO For the year ended December 31, 2015, approximately 334,928 square feet was renewed at a average weighted increase of 6.9% over prior rates As of December 31, 2015, average occupancy rate of a U.S. shopping center was measured at 93.2%1 Company believes there is upside potential in occupancy rates for the assets acquired since June 30, 2015* Historical Occupancy Rates Source: ICSC http://quickstats.icsc.org/ViewSeries.aspx?id=12738 * Average occupancy of assets acquired since June 30, 2015 was 91.9% which resulted in a decrease in occupancy rates as compared to the sequential quarter and as compared to the prior year. *

Integrated Platform, Proven Success Wheeler has acquisition, leasing, property management, development and re-development services all in–house and maintains a scalable, manageable platform Over 50 associates Since the acquisition of Wheeler Development in January 2014, Wheeler has acquired ten undeveloped properties totaling approximately 81 acres of land and one redevelopment property. Development, property management and leasing services generate significant fees from third-party contracts Predecessor development segment developed nine properties in four states – seven are currently owned by Wheeler Asset Management Acquisitions & Development Leasing & Business Dev. The Shoppes at Eagle Harbor Developed by Wheeler Development in 2009 Corporate & Accounting

GROWTH STRATEGY Well located properties in secondary and tertiary markets High unlevered returns (expected cap rates of ~9%) Focus on best in market multi-tenant grocery-anchored centers with necessity-based inline tenants National & regional tenants High traffic count and ease of access Sale of non-core assets Ancillary & Specialty Income Opportunity to improve revenue through active lease and expense management Utilizing exterior parking for build to suit outparcels or pad sales Maximizing CAM reimbursement income available from existing leases Company utilizes strict underwriting guidelines and unique due diligence processes to identify key issues and uncover hidden opportunities with large potential upside

ACQUISITION UPDATE Beaver Ruin Village For the year 2015, the Company closed on fifteen shopping centers for a total acquisition value of approximately $135.7 million at an average cap rate of 8.79%; a weighted average interest rate of 4.34%; and, LTV of 65% In 2015, the Company acquired 4 raw land parcels totaling 15.9 acres and Columbia Fire Station, a 28,000 square foot redevelopment property Seventeen properties totaling $85.4 million under LOI at average cap rate of 8.8% with in place leases At any given time, the Company is typically evaluating properties or negotiating LOI’s with total value of $75 -$100 million

CURRENT PIPELINE (as of 3/3/2016) Status Property Name Location Square Footage Anchor Price Cap Interest Rate LTV CLOSED Pierpont Center Morgantown, WV 122,259 Shop n Save $ 13,885,000 9.23% 4.15% 71% Alex Marketplace Alexander City, AL 147,791 Winn Dixie $ 10,250,000 8.99% 3.95% 56% Butler Square Mauldin, SC 82,400 Bi Lo $ 9,400,000 8.60% 3.90% 60% Brook Run Richmond, VA 147,738 Martin's $ 18,500,000 8.12% 4.08% 59% Beaver Ruin Village Lilburn, GA 74,038 Kroger (Shadow) $ 12,350,000 8.58% 4.73% 57% Beaver Ruin Village II Lilburn, GA 34,925 Advanced Auto $ 4,375,000 9.03% 4.73% 55% Chesapeake Square Onley, VA 99,848 Food Lion $ 6,340,000 10.01%  - 0% Sunshine Plaza Lehigh Acres, FL 111,189 Winn Dixie, Ace Hardware $ 10,350,000 8.56% 4.57% 57% Barnett Portfolio North Carolina 171,370 Food Lion (3) $ 15,325,000 8.78% 4.30% 57% Grove Park Orangeburg, SC 106,557 Hobby Lobby $ 6,600,000 8.95% 4.52% 58% Parkway Plaza Brunswick, GA 52,365 Winn Dixie $ 6,075,000 8.55% 4.57% 58% Conyers Crossing Conyers, GA 170,475 Hobby Lobby $ 10,750,000 8.90% 4.67% 55% Fort Howard Square Rincon, GA 113,652 Goody’s, Goodwill, Fred’s $ 11,500,000 8.89% 4.57% 62% Total Closed   1,434,607   $ 135,700,000 8.79% 4.34% 56% Under Contract AC Portfolio South Carolina, GA 603,142 BiLo, Harris Teeter, Piggly Wiggly $ 71,000,000 8.77% TBD 65% Total Contract   603,142   $ 71,000,0000 8.77%   65% Closed and Contract   2,037,749   $ 206,700,000 8.78%   59%   LOI Shopping Center Virginia 47,945 Farm Fresh $ 3,900,000 8.72%   65% Shopping Center South Carolina 66,948 BiLo $ 6,200,000 8.68%   65% Shopping Center North Carolina 82,943 BiLo $ 4,250,000 9.89% 65% Total LOI     182,470   $ 14,350,000 9.05   65% Total All Categories   2,220,219   $ 221,050,000 8.80%   60%

INVESTMENT HIGHLIGHTS Necessity-based Retail High Quality Existing Portfolio Improving Capital Position Attractive Niche Market Opportunity Internally-Managed, Scalable Platform 15

Appendix

PROPERTY OVERVIEW (as of 12/31/2015) Riversedge North is Company’s corporate office. Undeveloped/redevelopment property Property Location Number of Tenants Net Leasable Square Feet Total SF Leased Percentage Leased Annualized Base Rent Annualized Base Rent per Leased Sq. Foot Alex City Marketplace Alexander City, AL 17   147,791   128,741   87.1% $ 913,691   $ 7.10   Amscot Building Tampa, FL 1   2,500   2,500   100.0% 115,849   46.34   Beaver Ruin Village Lilburn, GA 27   74,048   62,461   84.4% 1,006,968   16.12   Beaver Ruin Village II Lilburn, GA 4   34,925   34,925   100.0% 407,176   11.66   Berkley (2) Norfolk, VA —   —   —   — % —   —   Brook Run Shopping Center Richmond, VA 20   147,738   137,539   93.1% 1,547,303   11.25   Brook Run Properties (2) Richmond, VA —   —   —   — % —   —   Bryan Station Lexington, KY 9   54,397   54,397   100.0% 553,004   10.17   Butler Square Mauldin, SC 16   82,400   82,400   100.0% 833,358   10.11   Cardinal Plaza Henderson, NC 7   50,000   42,000   84.0% 424,500   10.11   Carolina Place (2) Onley, VA —   —   —   — % —   —   Chesapeake Square Onley, VA 9   99,848   74,648   74.8% 593,583   7.95   Clover Plaza Clover, SC 10   45,575   45,575   100.0% 354,771   7.78   Columbia Fire Station (2) Columbia, SC —   —   —   — % —   —   Conyers Crossing Conyers, GA 14   170,475   170,475   100.0% 884,797   5.19   Courtland Commons (2) Courtland, VA —   —   —   — % —   —   Crockett Square Morristown, TN 4   107,122   107,122   100.0% 886,635   8.28   Cypress Shopping Center Boiling Springs, SC 16   80,435   77,635   96.5% 804,020   10.36   Edenton Commons (2) Edenton, NC —   —   —   — % —   —   Forrest Gallery Tullahoma, TN 27   214,450   202,216   94.3% 1,204,701   5.96   Fort Howard Shopping Center Rincon, GA 16   113,652   107,813   94.9% 941,329   8.73   Freeway Junction Stockbridge, GA 16   156,834   151,924   96.9% 1,035,044   6.81   Franklinton Square Franklinton, NC 11   65,366   56,300   86.1% 490,295   8.71   Graystone Crossing Tega Cay, SC 11   21,997   21,997   100.0% 513,256   23.33   Grove Park Grove, OK 16   106,557   95,829   89.8% 685,081   7.15   Harbor Point (2) Grove, OK —   —   —   — % —   —   Harrodsburg Marketplace Harrodsburg, KY 8   60,048   58,248   97.0% 438,556   7.53   Hilton Head (2) Hilton Head, SC —   —   —   — % —   —   Jenks Plaza Jenks, OK 5   7,800   7,800   100.0% 148,629   19.06   LaGrange Marketplace LaGrange, GA 13   76,594   71,494   93.3% 388,385   5.43   Laskin Road (2) Virginia Beach, VA —   —   —   — % —   —   Lumber River Village Lumberton, NC 12   66,781   66,781   100.0% 503,506   7.54   Monarch Bank Virginia Beach, VA 1   3,620   3,620   100.0% 250,538   69.21   Nashville Commons Nashville, NC 12   56,100   56,100   100.0% 564,435   10.06   Parkway Plaza Brunswick, GA 5   52,365   50,765   96.9% 533,398   10.51   Perimeter Square Tulsa, OK 8   58,277   55,773   95.7% 742,287   13.31   Pierpont Centre Morgantown, WV 20   122,259   122,259   100.0% 1,338,612   10.95   Port Crossing Harrisonburg, VA 8   65,365   60,400   92.4% 780,445   12.92   Riversedge North (1) Virginia Beach, VA —   —   —   — % —   —   Shoppes at TJ Maxx Richmond, VA 18   93,552   93,552   100.0% 1,117,655   11.95   South Square Lancaster, SC 5   44,350   39,850   89.9% 319,206   8.01   Starbucks/Verizon Virginia Beach, VA 2   5,600   5,600   100.0% 185,695   33.16   St. George Plaza St. George, SC 5   59,279   42,828   72.3% 293,421   6.85   Sunshine Plaza Lehigh Acres, FL 21   111,189   107,486   96.7% 954,702   8.88   Surrey Plaza Hawkinsville, GA 5   42,680   42,680   100.0% 291,495   6.83   Tampa Festival Tampa, FL 20   137,987   134,766   97.7% 1,230,027   9.13   The Shoppes at Eagle Harbor Carrollton, VA 7   23,303   23,303   100.0% 447,844   19.22   Tulls Creek (2) Moyock, NC —   —   —   —   —   —   Twin City Commons Batesburg-Leesville, SC 5   47,680   47,680   100.0% 450,310   9.44   Walnut Hill Plaza Petersburg, VA 11   87,239   74,345   85.2% 596,162   8.02   Waterway Plaza Little River, SC 9   49,750   48,550   97.6% 439,583   9.05   Westland Square West Columbia, SC 10   62,735   57,665   91.9% 486,698   8.44   Winslow Plaza Sicklerville, NJ 17   40,695   40,695   100.0% 594,202   14.60   Total   478   3,151,358   2,968,737   94.2% $ 27,291,152   $ 9.19

Strong lending relationships with nationally recognized banks Expanded revolving credit facility with KeyBank National Association for $45 million with an accordion feature for up to $100 million Senior non-convertible debt paid in full as of January 2016 Weighted average interest rate of 4.71% WHLR’s Debt Profile Debt / Maturity profile FROM CONTINUING OPERATIONS1 As of 12/31/2015 Total Outstanding Debt: $191.3 million1

CONSOLIDATED STATEMENT OF OPERATIONS   Three Months Ended December 31,   Years Ended December 31,   2015   2014   2015   2014 TOTAL REVENUES $ 9,238,609     $ 5,120,784     $ 27,734,205     $ 14,874,093   OPERATING EXPENSES:               Property operations 2,832,261     1,270,395     8,351,456     4,123,439   Non-REIT management and leasing services 209,587     —     1,110,705     —   Depreciation and amortization 5,160,298     2,331,420     16,882,462     7,387,729   Provision for credit losses 28,713     42,099     243,029     60,841   Corporate general & administrative 2,766,821     4,239,773     13,480,089     9,447,010   Total Operating Expenses 10,997,680     7,883,687     40,067,741     21,019,019   Operating Income (1,759,071)   (2,762,903)   (12,333,536)   (6,144,926) Interest expense (2,593,300)   (1,914,795)   (9,043,761)   (5,908,548) Net Loss from Continuing Operations (4,352,371)   (4,677,698)   (21,377,297)   (12,053,474) Discontinued Operations               Income from discontinued operations 151,698     84,965     499,781     307,659   Gain on Sales 2,104,114     —     2,104,114     —   Net Income from Discontinued Operations 2,255,812     84,965     2,603,895     307,659   Net Loss (2,096,559)   (4,592,733)   (18,773,402)   (11,745,815) Less: Net income (loss) attributable to noncontrolling interests 78,571     (539,573)   (1,252,723)   (1,195,560) Net Loss Attributable to Wheeler REIT (2,175,130)   (4,053,160)   (17,520,679)   (10,550,255) Preferred stock dividends (511,300)   (1,165,937)   (13,627,532)   (2,718,257) Deemed dividend related to beneficial conversion feature of preferred stock —     —     (72,644,506)   —   Net Loss Attributable to Wheeler REIT Common Shareholders $ (2,686,430)   $ (5,219,097)   $ (103,792,717)   $ (13,268,512) Loss per share from continuing operations:               Basic and Diluted $ (0.07)   $ (0.71)   $ (2.73)   $ (1.83) Earnings per share from discontinued operations $ 0.03     $ 0.01     $ 0.06     $ 0.03     $ (0.04)   $ (0.70)   $ (2.67)   $ (1.80) Weighted-average number of shares:               Basic and Diluted 66,189,261     7,460,109     38,940,463     7,352,433

Balance sheet summary December 31,  ASSETS: 2015   2014 Investment properties, net $ 238,764,631     $ 128,994,061   Cash and cash equivalents 11,306,185     9,969,748   Rents and other tenant receivables, net 3,452,700     1,978,149   Goodwill 5,485,823     7,004,072   Assets held for sale 1,707,709     27,095,415   Above market lease intangible, net 6,517,529     4,488,900   Deferred costs and other assets, net 46,735,275     25,440,923   Total Assets $ 313,969,852     $ 204,971,268   LIABILITIES:       Loans payable $ 189,340,456     $ 122,296,547   Liabilities associated with assets held for sale 2,007,554     19,283,423   Below market lease intangible, net 7,721,335     5,182,437   Accounts payable, accrued expenses and other liabilities 7,533,769     5,085,434   Total Liabilities 206,603,114     151,847,841   Commitments and contingencies —     —   EQUITY:       Series A preferred stock (no par value, 4,500 shares authorized, 562 and 1,809 shares issued and outstanding, respectively) 452,971     1,458,050   Series B convertible preferred stock (no par value, 3,000,000 shares authorized, 729,119 and 1,648,900 shares issued and outstanding, respectively) 17,085,147     37,620,254   Common stock ($0.01 par value, 150,000,000 and 75,000,000 shares authorized, 66,259,673 and 7,512,979 shares issued and outstanding, respectively) 662,596     75,129   Additional paid-in capital 220,370,984     31,077,060   Accumulated deficit (140,306,846)   (27,660,234) Total Shareholders’ Equity 98,264,852     42,570,259   Noncontrolling interests 9,101,886     10,553,168   Total Equity 107,366,738     53,123,427   Total Liabilities and Equity $ 313,969,852     $ 204,971,268

FFO and AFFO Other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company’s 2015 Annual Report on Form 10-K. Pro forma AFFO assumes the following transactions had occurred on January 1, 2015: (i) the Pierpont Center, Alex City Marketplace, Butler Square, Brook Run Shopping Center, Beaver Ruin Village, Beaver Ruin Village II, Chesapeake Square, Sunshine Plaza, Barnett Portfolio, Grove Park, Parkway Plaza, Ft. Howard Square and Conyers Crossing acquisitions; the sales of Bixby Commons, Harps and Jenks Reasors; the Series C Preferred Stock capital raise and subsequent conversion; and the Series A Preferred Stock and Series B Convertible Preferred Stock exchange offer that closed on July 23, 2015. Additionally, Wheeler excluded all non-recurring expenses detailed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s December 2015 Annual Report on Form 10-K, the Lumber River loan which was paid off on May 1, 2015 and any additional common stock and common units issued during the year ended December 31, 2015 were outstanding for the entire period. The Pro forma AFFO is being presented solely for purposes of illustrating the potential impact of these transactions as if they occurred on January 1, 2015, based on information currently available to management, and is not necessarily indicative of what actual results would have been had the transactions referred to above occurred on January 1, 2015. The Company adjusted the 2014 previously reported AFFO to be consistent with the 2015 AFFO, primarily as it relates to the treatment of preferred stock accretion adjustments and straight-line rent for AFFO calculation purposes. Three Months Ended December 31,   Years Ended December 31,   2015   2014   2015   2014 Net (loss) $ (2,096,559)   $ (4,592,733)   $ (18,773,402)   $ (11,745,815) Depreciation of real estate assets from continuing operations 5,160,297     2,331,421     16,882,462     7,387,729   Depreciation of real estate assets from discontinued operations —     162,279     579,891     832,761   Depreciation of real estate assets 5,160,297     2,493,700     17,462,353     8,220,490   Gain on sale of discontinued operations (2,104,114)   —     (2,104,114)   —   Total FFO 959,624     (2,099,033)   (3,415,163)   (3,525,325) Preferred stock dividends (511,300)   (1,165,937)   (13,627,532)   (2,718,257) Preferred stock accretion adjustments 88,525     197,728     8,925,221     379,584   FFO available to common shareholders and common unitholders 536,849     (3,067,242)   (8,117,474)   (5,863,998) Acquisition costs 703,659     1,882,900     3,871,037     3,787,900   Capital related costs 207,584     —     2,655,474     —   Other non-recurring expenses (2) 203,944     —     770,757     —   Share-based compensation 191,000     266,988     547,000     456,988   Straight-line rent (78,321)   (67,267)   (270,873)   (247,220) Loan cost amortization 252,190     372,560     1,300,901     787,228   Above (below) market lease amortization 53,678     87,276     616,665     85,808   Perimeter legal accrual 5,478     —     133,282     —   Tenant improvement reserves (103,200)   —     (302,600)   —   Recurring capital expenditures (118,200)   —     (355,900)   —   AFFO $ 1,854,661     $ (524,785)   $ 848,269     $ (993,294)                 Weighted Average Common Shares 66,189,261     7,460,109     38,940,463     7,352,433   Weighted Average Common Units 4,058,398     3,191,209     3,863,339     2,275,888   Total Common Shares and Units 70,247,659     10,651,318     42,803,802     9,628,321   FFO per Common Share and Common Units $ 0.01     $ (0.29)   $ (0.19)   $ (0.61) AFFO per Common Share and Common Units $ 0.03     $ (0.05)   $ 0.02     $ (0.10) Pro forma AFFO per Common Share and Common Units (3) $ 0.03     $ —     $ 0.11     $ —

CAPITAL STRUCTURE March 31, 2015     December 31, 2015 Debt Outstanding ($000) Outstanding ($000) Security Senior Non-Convertible Debt (9% Coupon, Dec-15 / Jan-16 Maturity)1 $6,160 $2,160 Senior Convertible Debt (9% Coupon, Dec-18 Maturity)2 $3,000 $3,000 Key Bank Line of Credit (2.79%, May-18 Maturity) - $6,874 Property Debt (4.74%/4.66% Weighted Average Coupon, Various Maturities) $138,474 $179,288 Total Debt $147,634 $191,322 Equity Shares Outstanding Amount ($000) Shares Outstanding Amount ($000) Security Series A 9% Preferred ($1,000 / share) 1,809 $1,809 562 562 Series B 9% Preferred ($25 / share, $5.00 conversion price)3 1,595,900 $39,898 729,119 18,228 Series C Preferred ($1,000 / share, $2.00 conversion price) 93,000 $93,000 - - Common Stock / OP Units4 11,358,759 $26,012 70,314,965 $135,708 Market Value of Equity $160,719 $154,498 Total Capitalization $308,353 $345,820 648,425 warrants were issued in connection with the Senior Non-Convertible Debt, each with a $4.75 exercise price and expiration in Jan-19 Convertible at lesser of $5.50 or 95% of the offering price for a firm commitment, underwritten, public Follow-On of common stock 1,987,500 warrants were issued in connection with the Series B Preferred Stock, each with a $5.50 exercise price and expiration in Apr-19 Based on closing price on respective dates.

NASDAQ: WHLR For Additional Information At the Company: Investor Relations Counsel: The Equity Group Inc. Robin Hanisch Corporate Secretary Robin@whlr.us 757-627-9088 Laura Nguyen Director of Capital Markets Laura@whlr.us 757-627-9088 Terry Downs Associate TDowns@equityny.com 212-836-9615 Adam Prior Senior Vice President APrior@equityny.com 212-836-9606 Think Retail. Think Wheeler.®